SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 17, 2006

                           The New York Times Company
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             (Exact name of Registrant as Specified in Its Charter)

New York                             1-5837                13-1102020
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(State or Other Jurisdiction       (Commission            (IRS Employer
 of Incorporation)                 File Number)            Identification No.)


229 West 43rd Street, New York, New York                   10036
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(Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code: (212) 556-1234
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02. Results of Operations and Financial Condition.

     On July 18, 2006, The New York Times Company (the "Company") issued a press release announcing the Company's earnings for the quarter ended June 25, 2006. On July 18, 2006, the Company also issued a press release announcing the Company's revenues for June 2006. Copies of these press releases are attached as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.


ITEM 2.05. Costs Associated with Exit or Disposal Activities.

     On July 18, 2006, the Company announced that it plans to consolidate its New York metro area printing into its newest facility in College Point, Queens, and sublease its older Edison, New Jersey, facility. As part of the consolidation, the Company expects a workforce reduction of approximately 250 full-time equivalent employees. The Company plans to facilitate the reductions through a variety of severance and buyout packages. The consolidation is expected to be completed in the second quarter of 2008.

     The Company is not able at this time to estimate the total charges for cost and expenses related to the consolidation. The Company will file an additional report or reports as and when it determines such estimates.

     A copy of the Company's press release regarding the consolidation of printing operations is attached as Exhibit 99.3 and is incorporated by reference herein.


ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On July 17, 2006, Leonard P. Forman, Chief Financial Officer and Executive Vice President, informed the Company of his decision to retire in 2007, after a successor is named. A copy of the Company's press release announcing Mr. Forman's planned retirement is attached as Exhibit 99.4 and is incorporated by reference herein.

Forward-Looking Statements

     Except for the historical information contained herein, the matters discussed in this current report on Form 8-K are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those predicted by such forward-looking statements. These risks and uncertainties include national and local conditions, as well as competition, that could influence the levels (rate and volume) of retail, national and classified advertising and circulation generated by our various markets and material increases in newsprint prices. They also include other risks detailed from time to time in the Company's publicly filed documents, including the Company's Annual Report on Form 10-K for the year ended December 25, 2005. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.


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ITEM 9.01. Financial Statements and Exhibits.

     (d) Exhibits


Exhibit 99.1       The New York Times Company Earnings Press Release dated July
                   18, 2006

Exhibit 99.2 The New York Times Company June Revenues Press Release dated July 18, 2006

Exhibit 99.3       The New York Times Company Press Release dated July 18, 2006

Exhibit 99.4       The New York Times Company Press Release dated July 18, 2006


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THE NEW YORK TIMES COMPANY



Date: July 18, 2006                        By: /s/ Rhonda L. Brauer
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                                               Rhonda L. Brauer
                                               Secretary and
                                               Corporate Governance Officer


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                                  Exhibit List


Exhibit 99.1       The New York Times Company Earnings Press Release dated July
                   18, 2006

Exhibit 99.2 The New York Times Company June Revenues Press Release dated July 18, 2006

Exhibit 99.3       The New York Times Company Press Release dated July 18, 2006

Exhibit 99.4       The New York Times Company Press Release dated July 18, 2006


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